EXHIBIT 23.2

                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Registration Statement on Form S-11 of our report dated March 21, 2000, relating to the financial statements of Terremark Fortune House #2, Ltd., and to the reference to our Firm under the caption "Experts" in such Registration Statement.

                                               /S/ KAUFMAN, ROSSIN & CO., P.A.
                                               ---------------------------------
                                               KAUFMAN, ROSSIN & CO., P.A.

Miami, Florida
June 20, 2000